Exhibit 10.11.4
AMENDED AND RESTATED
INTELLECTUAL PROPERTY LICENSE AGREEMENT
This Amended and Restated Intellectual Property License Agreement (“Agreement”), consisting of 46 pages, is dated as of the 19th day of September, 2009, by and among WYNN RESORTS HOLDINGS, LLC, a Nevada Limited Liability Company (hereinafter “Holdings”), WYNN RESORTS, LIMITED, a Nevada corporation (hereinafter “Limited”) and WYNN RESORTS (MACAU), S.A., a company organized and existing under the laws of Macau Special Administrative Region of the Peoples Republic of China (hereinafter “Licensee”). Holdings and Limited are collectively referred to herein as “Licensor”.
RECITALS

A.
Holdings is the owner or exclusive licensee with the right to license and/or sublicense certain marks and works as defined herein including but not limited to the marks and works that are listed and described in attached Schedule A, and is the licensee of other third party rights and works as defined herein that are listed and described in attached Schedule B, and certain trade secrets, data and know-how that are listed and described in attached Schedule C (hereinafter, collectively, the “Holdings Intellectual Property”).

B.
Limited is the parent entity of Holdings and is the owner of certain trade secrets, data, know-how and other intangible property that are listed and described in attached Schedule C (hereinafter, collectively the “Limited Intellectual Property”). The Holdings Intellectual Property and the Limited Intellectual Property are collectively referred to herein as the “Licensed Property”.

C.
Licensee is a subsidiary of Limited and was established to own and operate one or more hotel casino resorts in Macau (the “Macau Operations”) under a concession agreement with the government of Macau (the “Gaming Concession Agreement”).

D.
In order to successfully design, build, market, advertise, promote and operate the Macau Operations, Licensee has been licensing and desires to continue to license the Licensed Property from the Licensor pursuant to the terms and conditions set forth in this Agreement.

E.
The parties entered into an Intellectual Property License Agreement dated as of January 1, 2003, which was subsequently amended by the First Amendment to the Intellectual Property License Agreement dated as of April 1, 2004, the Second Amendment to the Intellectual Property License Agreement dated as of March 7, 2005 and the Third Amendment to the Intellectual Property License Agreement dated as of June 29, 2007 (hereinafter, collectively, the “Intellectual Property License Agreement”).

F.
The Licensor and Licensee acknowledge that if, as is proposed, one of Licensee’s indirect holding companies is listed on the Hong Kong Stock Exchange, after June 26, 2022, the Agreement will be subject to the listing rules of the Hong Kong Stock Exchange applicable at such time and may require approval by the independent shareholders of such holding company (the “Approval”).

G.	The parties wish to amend and restate the Intellectual Property License Agreement.
Now, therefore, in consideration of the foregoing and the mutual promises contained herein, the parties have agreed as follows:

1.	The parties hereby amend and restate the Intellectual Property License Agreement.

2.	License. The Licensor grants the following licenses to the Licensee at the location specified herein.

2.01
Licensor provides to Licensee a non-exclusive license and/or non-exclusive sublicense to use the marks and works owned, or which will be owned, by the Licensor including but not limited to the marks and works listed in Schedule A, attached hereto, in connection with the operation, advertising, promotion, distribution and services of the Macau Operations. The foregoing licenses granted in this Paragraph 2.01 shall hereinafter be known as the “Trademark License”.

2.02
Licensor provides Licensee a non-exclusive sublicense to the works listed in Schedule B, attached hereto, in connection with the operation, advertising, promotion, distribution and services of the Macau Operations. The foregoing licenses granted in this Paragraph 2.02 shall hereinafter be known as the “Copyright and Persona License.”

2.03
Licensor provides to Licensee a non-exclusive license to use the data, trade secrets and know-how listed in Schedule C, attached hereto, developed by the Licensor and its employees, officers, directors and representatives, and such future items as may be provided from time to time for use in connection with the operation, advertising, promotion, distribution and services of the Macau Operations. Licensor shall pay all costs associated with the development of such data, trade secrets and know-how and shall also be responsible for providing Licensee updates or upgrades to such materials. Licensee shall reimburse all installation and/or training costs incurred by Licensor in connection with providing Licensee such information. The foregoing license shall hereinafter be known as the “Trade Secret and Know-How License.”

2.04
Notwithstanding any other provision of this Agreement, including, without limitation, Sections 2.01 and 2.02 hereof, Licensee shall have the right to sublicense any or all of its rights under the Trademark License and the Copyright and Persona License to any sublessee permitted under the leases with respect to the hotel locations of the Licensee (“Approved Sublessee”) located in Macau. The Trade Secret and Know-How License may not be sublicensed by the Licensee.

2.05
Licensee shall have the right to sublicense all of its rights and licenses granted pursuant to the Trademark License and the Copyright and Persona License in order to have persons other than Licensee produce and manufacture promotional products or the packaging thereof. Licensee will identify its products and manufacturers for the products to Licensor upon request. Licensee agrees that any person or entity licensed to manufacture such products shall be prohibited from manufacturing, producing, selling, distributing, or shipping products other than to the Licensee, the Licensor, or Approved Sublessees. Licensee further agrees to enforce such prohibition at its own expense and upon reasonable demand by Licensor.

3.	License Term and Location.

3.01
This Agreement and the payments required hereunder shall be effective as of June, 2002 and shall continue as to all non-expired and non-terminated locations, or until otherwise terminated under the provisions of this Agreement.

3.02
This Agreement is specific to the Licensee's operations located in Macau, but shall include the right to use the Licensed Property in all advertising, promotion and marketing materials worldwide and in any and all mediums now known or hereafter devised.

4.	Royalties.

4.01
Licensee shall pay to Licensor an aggregate monthly licensing fee (the “Licensing Fee”) for each of the licenses granted herein in the amount and in accordance with the payment schedule set forth in Schedule D. Any withholding taxes associated with such payments shall be made by Licensee and shall not be withheld from the payments described on Schedule D.

5.	Quality Control.

5.01
Licensee agrees that the facilities, amenities, services and goods covered by this Agreement will be of high quality and that such amenities, services and products will be designed, manufactured, sold and distributed in full and complete compliance with all applicable laws of Macau. To this end, Licensee shall, before opening to the public and before advertising or promoting its hotel casino resort services to the public, first request that the Licensor inspect and approve (i) the facilities, and such approval shall not be unreasonably withheld; and (ii) any and all advertising, promotion, public relations material, merchandise, or promotional products (“Product Sample”) before manufacture or production. Any Product Sample that contains any of the Licensed Property submitted to Licensor shall be deemed approved unless Licensor disapproves the same in writing within thirty (30) days after receipt by Licensor.

5.02
All promotional items and products manufactured or assembled outside of the United States shall be marketed in accordance with prevailing U.S. Customs and Federal Trade Commission and other applicable laws, rules and regulations. To the extent that the Licensor's obligations for quality control with and from its third party licensors may vary from time to time, Licensee agrees to accept and comply, upon reasonable written notice, with such quality control provisions as may be required under the Licensor's license agreements with third parties from whom Licensor has obtained the rights to the Licensed Property.

5.03
Licensee acknowledges that providing substandard services or products would have an adverse effect upon the reputation of Licensor and any third party from whom Licensor has obtained such rights, including but not limited to the parties to the agreements listed on Schedule B. Accordingly, Licensee agrees to offer amenities or facilities of high quality standards and not to sell defective products (seconds) which bear the marks of the Licensed Property.

5.04
Licensee agrees to operate the Macau Operations in a manner which meets or exceeds the following minimum quality standards: (a) the business shall be operated in compliance with all Macau laws, the Gaming Concession Agreement and regulations, including, but not limited to, health, safety, fire and business codes, tax laws, gaming laws and labor codes; (b) the business shall maintain all applicable business licenses, including, but not limited to, business, alcohol, and gaming; (c) the business shall be conducted in a professional and reputable manner, reasonably free from consumer complaints; (d) the premises shall be maintained in a pristine manner, consistently neat, clean and in proper repair and décor, in a highly sanitary condition, and all food and beverage services shall maintain the highest possible rating for cleanliness established by the governing entity for the site; (e) the business shall be operated in a manner that does not tarnish or diminish the value of the goodwill represented by the Licensed Property; and (f) the business shall be operated in a manner that does not adversely affect the goodwill or reputation of the Licensor and its affiliates or the Licensor’s and its affiliates’ ability to obtain or maintain licenses from any regulatory authority, including the Nevada Gaming Commission.

5.05
Licensor (directly or through its authorized agents) shall have the right to inspect the premises upon reasonable notice, at any time. If, at any time, the Licensee fails to operate the Macau Operations in conformity with the quality standards set forth herein, Licensor shall notify Licensee in writing of any such deficiency. Licensee shall have thirty (30) days within which to cure such deficiency. If the Licensee fails to cure any such failure, then Licensor may, at its option, cure the failure and charge the Licensee for the expense of doing so. In the event that the cure cannot be accomplished within thirty (30) days, but the Licensee has made a good faith effort to effect the cure, Licensor may extend the period to cure for a reasonable time, at Licensor's sole and absolute discretion.

6.	Goodwill. All goodwill arising from the use of the Licensed Property shall inure to the benefit of the Licensor, or the party from whom the Licensor obtained its rights.

7.	Use of Licensed Property and Persona

7.01	Licensee shall comply, within a period not to exceed thirty (30) days, with the commercially reasonable conditions set forth by the Licensor, in writing, from time to time, with respect to the style, appearance and manner of use of the Licensed Property and any trade secrets, data and know-how provided to the Licensee pursuant to this Agreement. The Licensee may not make any use of the Licensed Property that is not in compliance with this Agreement, unless Licensee obtains the prior written permission of Licensor. Licensor may, at its option, require that the Licensee, at Licensee's cost, place a notice or notices acceptable to the Licensor of the Licensor's respective registration of the marks, works or persona rights.

7.02
Licensee shall provide Licensor for prior approval copies of all print advertisements and marketing materials containing any of the Licensed Property prior to printing, publishing or distribution. Licensor shall not unreasonably withhold approval of such advertisements or marketing materials, and any disapproval shall specify the basis for such disapproval. In the event that the Licensor does not approve or disapprove of such use within thirty (30) days of receipt, the use shall be deemed to be approved.

7.03
Licensee agrees not to use any of the Licensed Property in connection with any other trademark or service mark not owned by Licensor without the express written permission of Licensor. Licensor shall not unreasonably withhold approval of such use, and any disapproval shall be in writing specifying the basis for the disapproval. In the event that the Licensor does not approve or disapprove such request within thirty (30) days of receipt, such request shall be deemed approved.

7.04	Licensee will not permit any person or entity that leases, subleases or rents any portion of the Macau Operations, to use any of the Licensed Property without a written agreement.

8.	Termination.

8.01
Upon any breach of this Agreement by the Licensor, the Licensee shall provide written notice to the Licensor, describing the nature of the breach. Except as provided in Paragraph 8.04 herein, the Licensor shall have ten (10) days within which to cure the breach. If the breach is not cured within that period of time, the Licensee may elect to terminate this Agreement. In the event that the cure cannot be accomplished within ten (10) days, but the Licensor has made a good faith effort to effect the cure, Licensee may extend the period to cure for a reasonable time, at Licensee’s sole and absolute discretion. Termination of the Agreement is effective upon receipt by the Licensor of the written notice of termination.

8.02
Upon any material breach of this Agreement by the Licensee, the Licensor shall provide written notice to the Licensee, describing the nature of the material breach. Except as provided in Paragraph 8.04 herein, the Licensee shall have thirty (30) days within which to cure the material breach. If the material breach is not cured within that period of time, the Licensor may elect to terminate this Agreement. In the event that the cure cannot be accomplished within thirty (30) days, but the Licensee has made a good faith effort to effect the cure, Licensor may extend the period to cure for ninety (90) days, at Licensor’s sole and absolute discretion. Termination of the Agreement is effective upon receipt by the Licensee of the written notice of termination.

8.03
The Licensor may require the Licensee to terminate any license granted hereunder to any approved third party licensee, or other sublicensee, if any such approved third party licensee, or other sublicensee (a) materially breaches this license and fails to cure the breach upon thirty (30) days notice from Licensor; or (b) becomes insolvent or bankrupt. Licensor may, in its sole and absolute discretion, first seek to cure any such breach or failure prior to termination, but any such attempt to cure shall not restrict the Licensor’s right at any time to require termination as to the third party licensee or other sublicensee as otherwise provided in this Section.

8.04
Licensee acknowledges that Licensor and its affiliated companies conduct businesses that are subject to and exist because of privileged gaming licenses issued by governmental authorities. Licensee agrees that the Licensor shall have the right to terminate this Agreement in the event (1)(i) any such privileged license is suspended or revoked, or (ii) the Licensor in good faith deems that the acts of the Licensee jeopardize any such privileged license, or the gaming business activities of the Licensor, or its affiliated companies (in each case, the “Relevant Event”); and (2) the Relevant Event continues for thirty (30) consecutive days after written notice has been provided to the Licensee describing the nature of the event or activity creating the problem for the privileged license.

8.05
Upon the termination of any agreement between Licensor and any third party for the license of any of the Licensed Property, including but not limited to termination of any of the agreements listed on Schedule B, the portions of this Agreement relating to (or granting a license pursuant to) such terminated agreement shall concurrently terminate, without affecting any other provisions of this Agreement (including the Licensing Fee) provided that the Licensor shall not exercise its right to terminate any of their rights to the Licensed Property, including but not limited to the termination of the agreements listed in Schedule B without the prior written consent of the Licensee and any of its third party licensees.

8.06
This Agreement shall automatically terminate three months after the occurrence of any of the events where: (1) Limited ceases to hold or have the right to exercise more than 50% voting rights to the ordinary shares in the Licensee; or (2) after June 26, 2022, the Approval is required and the requisite level of the Company’s independent shareholders’ votes to continue the IP License Arrangement is not obtained at the shareholders’ meeting of the Company.

9.	Indemnification.

9.01
Licensee agrees to obtain, or cause to be obtained, once prior to the opening of its first casino resort hotel insurance which provides personal injury and property damage and product liability coverage for any and all claims, suits, losses and damages arising out of the operation of the Licensee's premises and sale of promotional merchandise, including coverage for any claims, suits, losses or damage arising out of negligence concerning the design, manufacture, distribution and sale of such promotional merchandise, from an insurance company, acceptable to Limited, providing coverage and defense. The coverage for each occurrence shall be at least US$5,000,000 with the deductible or self-insurance retention not greater than US$100,000 or such in such other amounts as Limited may advise Licensee. Licensee shall maintain or cause to be maintained public liability insurance coverage during the term of this Agreement. Licensor shall be named as an additional insured and shall receive notice of any cancellation of insurance from the insurance carrier not less than 30 days prior to effective date of such cancellation.

9.02
Licensor shall defend, indemnify and hold Licensee and all of Licensee's directors, officers, employees, agents, affiliates, sublicensees, sublessors and assigns (collectively, the “Licensed Protected Parties”) harmless from and against any demand, claims and losses arising from any third party claim alleging infringement of Licensed Property.

9.03
Licensee shall defend, indemnify and hold Licensor and its directors, officers, employees, agents and affiliates (collectively, “Licensor's Protected Parties”) harmless from and against any and all demands, claims, losses or damages by reason of premise liability or product defect or negligent design or manufacture by or for the Licensee, or arising from the Licensee's operation of the Macau Operations.

10.
Notices. Except as otherwise set forth herein, any notices, statements or payments required to be made or given under this Agreement shall hand delivered or sent via registered mail, postage prepaid or by facsimile, to the following persons and addresses which may change or be modified at any time in writing by the receiving parties.

To Holdings:	Wynn Resorts Holdings, LLC 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109, United States Fax No.: (702) 770 8867 Attention: Ms. Kim Sinatra
To Limited:	Wynn Resorts, Limited 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109, United States Fax No.: (702) 770 8867 Attn: Ms. Kim Sinatra
To Licensee:	Wynn Resorts (Macau), S.A Rua Cidade de Sintra Macau SAR Fax No: (853) 8986 5500 Attn: Mr. Jason M. Schall
(Copy To)	Wynn Resorts (Macau), S.A 3131 Las Vegas Boulevard South Las Vegas, Nevada 89109 Fax No: (702) 770 8867 Attn: Ms. Kim Sinatra

11.	Miscellaneous.

11.01	The parties each represent and warrant to the other that their own officer, or other duly authorized representative executing this Agreement, has the full power and authority to do so on their behalf.

11.02
This Agreement shall be construed without regard to the rule of presumption requiring construction against the party who drafted the agreement, or caused it to be drafted. Neither party shall be deemed to be the drafting party. The parties hereto shall, and they hereby do, waive trial by jury with respect to any action brought by a party hereto against any other party or to any other matter arising out of or in any way connected with the Licensed Property.

11.03
The parties agree that they have each read and understand this Agreement; they understand its content and meaning; and they have executed it of their own free will in accordance with their own judgment, after having the opportunity to obtain the advice of counsel and having actually received the advice of counsel. The parties acknowledge that they have not been coerced, influenced or induced to execute this Agreement by any improper action.

11.04
To facilitate the execution of this Agreement by the parties, the parties may execute it in subparts, and the signature transmitted by facsimile shall have the same force and effect as the original signature.

11.05
This Agreement shall be subject to, governed by and construed according to the laws of Nevada or, where applicable, federal statutory and common law. Any dispute regarding or relating to this Agreement shall be non-exclusively adjudicated in a court of competent jurisdiction in the State of Nevada.

11.06
No term or provision hereof shall be construed to be waived by any party, and no breach shall be excused by a party, unless such waiver or consent in writing, signed on behalf of the party against whom the waiver is asserted. No consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute consent to, waiver of, or excuse of any other, different, or subsequent breach by any party.

11.07
The schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement, and any reference to this Agreement shall include the schedules.

11.08
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements unless otherwise provided. Each party acknowledges and agrees by executing this Agreement that it is not relying upon any representation or promise whatsoever that is not contained herein and that any such representation or promise is acknowledged to be immaterial. Accordingly, each party to this Agreement waives the defense or claims of fraud in inducement or mistake of law or fact to any claim arising out of, based on, or related to this Agreement, except with respect to the express representations set forth in this Agreement.

[signature pages to follow]

In Witness Whereof, the parties have caused this Agreement to be duly executed as of the day and year first above written

For and on behalf of    )
WYNN RESORTS, LIMITED    )
in the presence of:    )

/s/ Matthew Maddox
Matthew Maddox
General Authorized Signatory

/s/ Edwina Wing Lam Ip
Name of Witness: Edwina Wing Lam Ip

/s/ Jason M. Schall
Jason M. Schall
General Authorized Signatory

In Witness Whereof, the parties have caused this Agreement to be duly executed as of the day and year first above written

For and on behalf of    )
WYNN RESORTS HOLDINGS, LLC    )
by Wynn Resorts, Limited, its sole member    )
in the presence of:    )

/s/ Matthew Maddox
Matthew Maddox
Chief Financial Officer - Wynn Resorts, Limited

/s/ Edwina Wing Lam Ip
Name of Witness: Edwina Wing Lam Ip

In Witness Whereof, the parties have caused this Agreement to be duly executed as of the day and year first above written

For and on behalf of    )
WYNN RESORTS (MACAU) S.A.    )
in the presence of:    )

/s/ Ian Michael Coughlan
Ian Michael Coughlan
President of Wynn Resorts (Macau) S.A.

/s/ Edwina Wing Lam Ip
Name of Witness: Edwina Wing Lam Ip

Schedule A

LICENSORS MARKS AND WORKS

Sch. A

EXHIBIT A

WYNN RESORTS FEDERAL TRADEMARK STATUS REPORTS

Trademark Name	Class	Status	Your File #	Serial/Reg.#	Page
Wynn Macau	41	Pending	410.00171	78/266,078	57
Wynn Macau	41	Pending	410.00170	78/266,077	58
Wynn Macau	43	Pending	410.00173	78/266,087	58
Wynn Macau	43	Pending	410.00172	78/266,083	59
Wynn.Macau	41	Pending	410.00306	76/560,246	66
Wynn.Macau	43	Pending	410.00307	76/560,244	67
Wynn.Macau	41	Pending	410.00308	76/560,244	67
Wynn.Macau (and design)	43	Pending	410.00309	76/560,248	68

Trademark Name	Country Code	Class	Status	Your File #	Serial/Reg.#	Page
Wynn Macau	EU	25, 41, 43	Pending	410.00388	113487	9
Wynn Macau	MO	41	Pending	410.00218	Not Yet Assigned	17
Wynn Macau	MO	43	Pending	410.00219	Not Yet Assigned	17

DOMAIN NAMES

Domain Name	Property	Registrar	Exp Date	Admin Email	Registered Owner	Memo
wynnmacau.biz	Wynn Resorts	Tucows	7/10/04		Wynn Resorts, LLC	No: Company owned
wynnmacau.com	Wynn Resorts	Tucows	7/11/04	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.com.cn	Wynn Resorts	Tucows	1/8/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.com.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned

wynnmacau.com.sg	Wynn Resorts	Webvision	3/4/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.info	Wynn Resorts	Tucows	7/11/04		Wynn Resorts, LLC	No: Company Owned
wynnmacau.net	Wynn Resorts	Tucows	7/11/05	webmaster@wynnresorts.com	Wynn Resorts, LLC	No: Company Owned
wynnmacau.net.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.net.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.org	Wynn Resorts	Tucows	7/11/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.org.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.org.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.us	Wynn Resorts	iholdings.com	7/14/04		Wynn Resorts, LLC	No: Company Owned
wynnmacau.ws	Wynn Resorts	Website.ws	12/19/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortmacau.biz	Wynn Resorts	Tucows	7/17/04		Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.com	Wynn Resorts	Tucows	10/4/04	webmaster@wynnresorts.com	Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.info	Wynn Resorts	Tucows	7/18/04		Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.net	Wynn Resorts	Tucows	10/4/04	webmaster@wynnresorts.com	Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.org	Wynn Resorts	Tucows	10/2/04	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.au.com	Wynn Resorts	NetRegistry	2/10/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com	Wynn Resorts	Tucows	3/20/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.au	Wynn Resorts	Melbourne IT	2/5/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.sg	Wynn Resorts	Webvisions	3/4/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.in.th	Wynn Resorts	THNIC	2/13/05		International Legal Counsellors Thailand, authori	No: Company Owned

wynnresortsmacau.info	Wynn Resorts	Tucows	7/11/04		Wynn Resorts, LLC	No: Company Owned
wynnresortsmacau.net	Wynn Resorts	Tucows	3/20/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.net.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.net.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.org	Wynn Resorts	Tucows	3/20/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.org.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.org.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.us	Wynn Resorts	iholdings.com	7/14/04		Wynn Resorts, LLC	No: Company Owned
wynnresortsmacau.ws	Wynn Resorts	Website.ws	12/19/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.com.sg	Wynn Resorts	Webvisions	3/4/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.sg	Wynn Resorts	Webvisions	3/4/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com	Wynn Resorts	Tucows	3/20/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.net	Wynn Resorts	Tucows	3/24/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.org	Wynn Resorts	Tucows	3/20/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.biz	Wynn Resorts	Tucows	7/10/04		Wynn Resorts, LLC	No: Company Owned
wynnmacau.com	Wynn Resorts	Tucows	7/11/04	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.info	Wynn Resorts	Tucows	7/11/04		Wynn Resorts, LLC	No: Company Owned
wynnresortsmacau.info	Wynn Resorts	Tucows	7/11/04		Wynn Resorts, LLC	No: Company Owned
wynnmacau.us	Wynn Resorts	iholdings.com	7/14/04		Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.biz	Wynn Resorts	Tucows	7/17/04		Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.info	Wynn Resorts	Tucows	7/18/04		Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.org	Wynn Resorts	Tucows	10/2/04	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortmacau.org	Wynn Resorts	Tucows	10/4/04	webmaster@wynnresorts.com	Wynn Resorts, LLC	No: Company Owned
wynnresortmacau.net	Wynn Resorts	Tucows	10/4/04	webmaster@wynnresorts.com	Wynn Resorts, LLC	No: Company Owned
wynnmacau.ws	Wynn Resorts	Website.ws	12/19/04		Wynn Resorts Holdings, LLC	No: Company Owned

wynnresortsmacau.ws	Wynn Resorts	Website.ws	12/24/04		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.net.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.org.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.net.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.org.cn	Wynn Resorts	Tucows	1/7/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.com.cn	Wynn Resorts	Tucows	1/8/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.com.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.net.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.org.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnmacau.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.net.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.org.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.ph	Wynn Resorts	Domains.ph	1/28/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.com.au	Wynn Resorts	Melbourne IT	2/5/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.au.com	Wynn Resorts	NetRegistry	2/10/05		Wynn Resorts Holdings, LLC	No: Company Owned
wynnresortsmacau.in.th	Wynn Resorts	THNIC	2/13/05		Itrnt’l Leg Counsellors Thailand	No: Company Owned
wynnmacau.net	Wynn Resorts	Tucows	7/11/05	webmaster@wynnresorts.com	Wynn Resorts, LLC	No: Company Owned
wynnmacau.org	Wynn Resorts	Tucows	7/11/05	webmaster@wynnresorts.com	Wynn Resorts Holdings, LLC	No: Company Owned

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration No.	Next Renewal Date (dd/mm/yy)
WYNN MACAU	Wynn Resorts Holdings, LLC	Macau	41	N/11 905	05/11/10
WYNN MACAU	Wynn Resorts Holdings, LLC	Macau	42	N/11 906	05/11/10
永利	Wynn Resorts Holdings, LLC	Macau	41	N/11 958	05/12/10
永利	Wynn Resorts Holdings, LLC	Macau	42	N/11 959	05/12/10
WYNN MACAU	Wynn Resorts Holdings, LLC	Macau	25	N/13 729	03/08/11
OKADA	Wynn Resorts Holdings, LLC	Macau	42	N/18 979	08/02/13
WING LEI	Wynn Resorts Holdings, LLC	Macau	42	N/18 980	08/02/13
RED 8	Wynn Resorts Holdings, LLC	Macau	42	N/18 981	08/02/13
WYNN MACAU	Wynn Resorts Holdings, LLC	Macau	35	N/20 529	07/05/13
WYNN MACAU	Wynn Resorts Holdings, LLC	Macau	42	N/20 530	07/05/13
	Wynn Resorts Holdings, LLC	Macau	14	N/20 534	07/05/13
	Wynn Resorts Holdings, LLC	Macau	16	N/20 535	07/05/13
	Wynn Resorts Holdings, LLC	Macau	18	N/20 536	07/05/13
	Wynn Resorts Holdings, LLC	Macau	20	N/20 537	07/05/13
	Wynn Resorts Holdings, LLC	Macau	21	N/20 538	07/05/13
	Wynn Resorts Holdings, LLC	Macau	25	N/20 539	07/05/13
	Wynn Resorts Holdings, LLC	Macau	28	N/20 540	07/05/13
	Wynn Resorts Holdings, LLC	Macau	30	N/20 541	07/05/13
	Wynn Resorts Holdings, LLC	Macau	32	N/20 542	07/05/13
	Wynn Resorts Holdings, LLC	Macau	35	N/20 543	07/05/13
	Wynn Resorts Holdings, LLC	Macau	41	N/20 544	07/05/13
	Wynn Resorts Holdings, LLC	Macau	42	N/20 545	07/05/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	3	N/22 663	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	6	N/22 664	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	8	N/22 665	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	14	N/22 666	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	16	N/22 667	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	18	N/22 668	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	20	N/22 669	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	21	N/22 670	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	25	N/22 671	09/10/13

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration No.	Next Renewal Date (dd/mm/yy)
永利澳門	Wynn Resorts Holdings, LLC	Macau	28	N/22 672	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	30	N/22 673	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	32	N/22 674	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	35	N/22 675	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	41	N/22 676	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	43	N/22 677	09/10/13
永利澳門	Wynn Resorts Holdings, LLC	Macau	45	N/22 678	09/10/13
WYNN	Wynn Resorts Holdings, LLC	Macau	12	N/22 679	09/10/13
WYNN CLUB	Wynn Resorts Holdings, LLC	Macau	43	N/22 683	09/10/13
....	Wynn Resorts Holdings, LLC	Macau	43 (excluded temporary accommodation)	N/22 859	28/03/14
....	Wynn Resorts Holdings, LLC	Macau	43 (excluded temporary accommodation)	N/22 867	28/03/14
紅8粥麵	Wynn Resorts Holdings, LLC	Macau	43 (excluded temporary accommodation)	N/22 868	28/03/14
il Teatro	Wynn Resorts Holdings, LLC	Macau	43 (excluded temporary accommodation)	N/22 875	28/03/14
Ristorante il Teatro	Wynn Resorts Holdings, LLC	Macau	43 (excluded temporary accommodation)	N/22 876	28/03/14
帝雅廷	Wynn Resorts Holdings, LLC	Macau	43	N/22 877	09/10/13
....	Wynn Resorts Holdings, LLC	Macau	43	N/22 878	09/10/13
岡田日式料理	Wynn Resorts Holdings, LLC	Macau	43 (excluded temporary accommodation)	N/22 879	28/03/14
....	Wynn Resorts Holdings, LLC	Macau	35	N/23 220	15/11/13
....	Wynn Resorts Holdings, LLC	Macau	40	N/23 225	15/11/13

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration No.	Next Renewal Date (dd/mm/yy)
wynn	Wynn Resorts Holdings, LLC	Macau	41	N/23 226	15/11/13
wynn	Wynn Resorts Holdings, LLC	Macau	42	N/23 227	15/11/13
wynn	Wynn Resorts Holdings, LLC	Macau	43	N/23 228	15/11/13
wynn	Wynn Resorts Holdings, LLC	Macau	44	N/23 229	15/11/13
wynn	Wynn Resorts Holdings, LLC	Macau	45	N/23 230	15/11/13
WYNN CLUB	Wynn Resorts Holdings, LLC	Macau	41	N/23 339	15/11/13
WYNN	Wynn Resorts Holdings, LLC	Macau	39	N/23 341	15/11/13
Red Card Player's Club	Wynn Resorts Holdings, LLC	Macau	43	N/23 342	15/11/13
Red Card Player's Club	Wynn Resorts Holdings, LLC	Macau	41	N/23 343	15/11/13
Red Card Player's Club	Wynn Resorts Holdings, LLC	Macau	43	N/23 344	15/11/13
WYNN CLUB	Wynn Resorts Holdings, LLC	Macau	41	N/24 092	08/01/14
永利會	Wynn Resorts Holdings, LLC	Macau	41	N/24 095	08/01/14
SKY CASINO	Wynn Resorts Holdings, LLC	Macau	41	N/24 096	08/01/14
SKY CASINO	Wynn Resorts Holdings, LLC	Macau	43	N/24 097	08/01/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	35	N/24 969	30/07/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	40	N/24 974	30/07/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	41	N/24 975	30/07/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	42	N/24 976	30/07/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	43	N/24 977	30/07/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	44	N/24 978	30/07/14
WYNN COTAI	Wynn Resorts Holdings, LLC	Macau	45	N/24 979	30/07/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	35	N/25 092	20/04/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	40	N/25 097	20/04/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	41	N/25 098	20/04/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	42	N/25 099	20/04/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	43	N/25 100	20/04/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	44	N/25 101	20/04/14
永利路氹城	Wynn Resorts Holdings, LLC	Macau	45	N/25 102	20/04/14
	Wynn Resorts Holdings, LLC	Macau	45	N/25 453	20/04/14

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration No.	Next Renewal Date (dd/mm/yy)
	Wynn Resorts Holdings, LLC	Macau	41	N/25 454	20/04/14
CINNEBAR	Wynn Resorts Holdings, LLC	Macau	41	N/29 898	03/01/15
CINNEBAR	Wynn Resorts Holdings, LLC	Macau	43	N/29 899	03/01/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	25	N/30 121	03/01/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	35	N/30 122	03/01/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	41	N/30 123	03/01/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	43	N/30 124	03/01/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	44	N/30 125	03/01/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	45	N/30 126	03/01/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	25	N/30 127	03/01/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	35	N/30 128	03/01/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	41	N/30 129	03/01/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	43	N/30 130	03/01/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	44	N/30 131	03/01/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	45	N/30 132	03/01/15
主席會	Wynn Resorts Holdings, LLC	Macau	41	N/31 206	23/07/15
主席會	Wynn Resorts Holdings, LLC	Macau	43	N/31 207	23/07/15
主席會	Wynn Resorts Holdings, LLC	Macau	45	N/31 208	23/07/15
吉祥樹 *(Prosperity tree)*	Wynn Resorts Holdings, LLC	Macau	43	N/31 209	25/02/15
主席會	Wynn Resorts Holdings, LLC	Macau	41	N/31 210	25/02/15
主席會	Wynn Resorts Holdings, LLC	Macau	45	N/31 211	25/02/15
主席會	Wynn Resorts Holdings, LLC	Macau	39	N/31 212	25/02/15
THE CHAIRMAN'S SALON	Wynn Resorts Holdings, LLC	Macau	45	N/31 233	25/02/15
THE CHAIRMAN'S SALON	Wynn Resorts Holdings, LLC	Macau	43	N/31 234	25/02/15
THE CHAIRMAN'S SALON	Wynn Resorts Holdings, LLC	Macau	41	N/31 236	25/02/15
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	Macau	39	N/36 310	30/10/15
ENCORE	Wynn Resorts Holdings, LLC	Macau	39	N/36 311	30/10/15

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration Number	Next Renewal Date (dd/mm/yy)
Ristorante il Teatro (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300738441	10/10/16
Café Esplanada & Device (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300738414	10/10/16
CINNEBAR	Wynn Resorts Holdings, LLC	Hong Kong	41, 43	300921735	26/07/17
DESERT BAMBU	Wynn Resorts Holdings, LLC	Hong Kong	03	300715545	05/09/16
ENCORE	Wynn Resorts Holdings, LLC	Hong Kong	25		
ENCORE	Wynn Resorts Holdings, LLC	Hong Kong	35	300912870AD	15/07/17
ENCORE	Wynn Resorts Holdings, LLC	Hong Kong	41	300912870AA	15/07/17
ENCORE	Wynn Resorts Holdings, LLC	Hong Kong	43	300912870AG	15/07/17
ENCORE	Wynn Resorts Holdings, LLC	Hong Kong	44, 45	300912870AC	15/07/17
ENCORE AT WYNN . . .	Wynn Resorts Holdings, LLC	Hong Kong	25, 44, 45	300912889AB	15/07/17
ENCORE AT WYNN . . .	Wynn Resorts Holdings, LLC	Hong Kong	35, 41, 43	300912889AA	15/07/17
OKADA Device (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300738450	10/10/16
OKADA	Wynn Resorts Holdings, LLC	Hong Kong	43	300743085	17/10/16
OKADA	Wynn Resorts Holdings, LLC	Hong Kong	43	300738009	10/10/16
OKADA device	Wynn Resorts Holdings, LLC	Hong Kong	43	300743094	17/10/16
RED 8	Wynn Resorts Holdings, LLC	Hong Kong	43	300738027	10/10/16
red 8 congee noodle Device (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300743102	17/10/16

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration Number	Next Renewal Date (dd/mm/yy)
red 8 congee noodle Device in Chinese characters (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300738388	10/10/16
red 8 congee noodle in Chinese characters	Wynn Resorts Holdings, LLC	Hong Kong	43	300738397	10/10/16
Red Card Player's Club (in series)	Wynn Resorts Holdings, LLC	Hong Kong	39, 41, 43	300738487	10/10/16
RISTORANTE IL TEATRO	Wynn Resorts Holdings, LLC	Hong Kong	43	300743120	17/10/16
Ristorante il Teatro Device (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300738432	10/10/16
SKY CASINO	Wynn Resorts Holdings, LLC	Hong Kong	41, 43	300715536	05/09/16
WING LEI	Wynn Resorts Holdings, LLC	Hong Kong	43	300738018	10/10/16
WING LEI	Wynn Resorts Holdings, LLC	Hong Kong	43	300746325	23/10/16
WING LEI RESTAURANT & LOUNGE & Chinese characters (in series)	Wynn Resorts Holdings, LLC	Hong Kong	43	300738379	10/10/16
WYNN CLUB	Wynn Resorts Holdings, LLC	Hong Kong	41, 43	300738513	10/10/16
WYNN CLUB Device	Wynn Resorts Holdings, LLC	Hong Kong	39, 41, 43	300738360	10/10/16
WYNN Device (in series)	Wynn Resorts Holdings, LLC	Hong Kong	12, 39, 41	300738522	10/10/16
WYNN MACAU	Wynn Resorts Holdings, LLC	Hong Kong	06, 08, 14, 16, 18, 21, 28, 35, 44, 45	300738045	10/10/16

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration Number	Next Renewal Date (dd/mm/yy)
WYNN MACAU	Wynn Resorts Holdings, LLC	Hong Kong	25, 41, 43	300134126	28/12/13
Wynn.(stylized)	Wynn Resorts Holdings, LLC	Hong Kong	06, 14, 16, 18, 21, 25, 28, 35, 41, 43, 44, 45	300738063	10/10/16
咖啡苑 (Cafe Esplanada & Chinese characters & device (in series) A B	Wynn Resorts Holdings, LLC	Hong Kong	43	300743157	17/10/16
意大利餐廳 (Ristorante il Teatro & chinese characters & device (in series) A B	Wynn Resorts Holdings, LLC	Hong Kong	43	300743148	17/10/16
永利 (WYNN in Chinese)	Wynn Resorts Holdings, LLC	Hong Kong	41, 43	300089686	06/10/13
永利坊 (WING LEI & Chinese characters)	Wynn Resorts Holdings, LLC	Hong Kong	43	300746334	23/10/16
永利澳門 (WYNN MACAU in Chinese (wing lee macau))	Wynn Resorts Holdings, LLC	Hong Kong	03, 06, 08, 14, 16, 18, 20, 21, 25, 28, 30, 32, 35, 41, 43, 44, 45	300738036	10/10/16
Wynn. MACAU (stylized)	Wynn Resorts Holdings, LLC	Hong Kong	06, 14, 16, 18, 21, 25, 28, 35, 41, 43, 44, 45	300738054	10/10/16
WYNN WIN	Wynn Resorts Holdings, LLC	China	34	5546296	06/04/19
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	30	5516994	13/06/19
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	32	5517005	13/06/19

Trademarks	Name of Registered Owner	Place of Registration	Class	Registration Number	Next Renewal Date (dd/mm/yy)
永利 (WYNN in Chinese)	Wynn Resorts Holdings, LLC	China	41	3808582	20/03/16
永利 (WYNN in Chinese)	Wynn Resorts Holdings, LLC	China	43	3808581	20/03/16

Trademarks	Name of Applicant	Place of Registration	Class	Application Number	Application Date (dd/mm/yy)
ENCORE	Wynn Resorts Holdings, LLC	China	25	6195487	31/07/07
ENCORE	Wynn Resorts Holdings, LLC	China	35	6195488	31/07/07
ENCORE	Wynn Resorts Holdings, LLC	China	41	6195489	31/07/07
ENCORE	Wynn Resorts Holdings, LLC	China	43	6195490	31/07/07
ENCORE	Wynn Resorts Holdings, LLC	China	44	6195491	31/07/07
ENCORE	Wynn Resorts Holdings, LLC	China	45	6195492	31/07/07
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	China	25	6195493	31/07/07
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	China	35	6195494	31/07/07
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	China	41	6195495	31/07/07
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	China	43	6195496	31/07/07
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	China	44	6195512	31/07/07
ENCORE AT WYNN	Wynn Resorts Holdings, LLC	China	45	6195513	31/07/07
MISC DESIGN (CREST LOGO)	Wynn Resorts Holdings, LLC	China	25	5516988	02/08/06
MISC DESIGN (CREST LOGO)	Wynn Resorts Holdings, LLC	China	35	5516987	02/08/06
MISC DESIGN (CREST LOGO)	Wynn Resorts Holdings, LLC	China	41	5516986	02/08/06

Trademarks	Name of Applicant	Place of Registration	Class	Application Number	Application Date (dd/mm/yy)
MISC DESIGN (CREST LOGO)	Wynn Resorts Holdings, LLC	China	43	5516980	02/08/06
WYNN	Wynn Resorts Holdings, LLC	China	25	5304535	21/04/06
WYNN	Wynn Resorts Holdings, LLC	China	35	5304536	21/04/06
WYNN	Wynn Resorts Holdings, LLC	China	35	5619194	20/09/06
WYNN	Wynn Resorts Holdings, LLC	China	39	5619195	20/09/06
WYNN	Wynn Resorts Holdings, LLC	China	40	5619196	20/09/06
WYNN	Wynn Resorts Holdings, LLC	China	41	5304537	21/04/06
WYNN	Wynn Resorts Holdings, LLC	China	41	5619197	20/09/06
WYNN	Wynn Resorts Holdings, LLC	China	43	5304538	21/04/06
WYNN	Wynn Resorts Holdings, LLC	China	43	5619198	20/09/06
WYNN	Wynn Resorts Holdings, LLC	China	44	5304539	21/04/06
WYNN	Wynn Resorts Holdings, LLC	China	44	5619199	20/09/06
WYNN	Wynn Resorts Holdings, LLC	China	45	5619200	20/09/06
WYNN ESPLANADE & device	Wynn Resorts Holdings, LLC	China	35	5811623	27/12/06
WYNN ESPLANADE & device	Wynn Resorts Holdings, LLC	China	36	5811624	27/12/06
WYNN WIN	Wynn Resorts Holdings, LLC	China	43	5546299	16/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	03	5517004	02/08/06

Trademarks	Name of Applicant	Place of Registration	Class	Application Number	Application Date (dd/mm/yy)
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	06	5517003	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	08	5517002	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	14	5517001	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	16	5517000	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	18	5516999	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	20	5516998	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	21	5516997	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	25	5516996	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	28	5516995	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	35	5516993	02/08/06

Trademarks	Name of Applicant	Place of Registration	Class	Application Number	Application Date (dd/mm/yy)
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	41	5516992	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	43	5516991	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	44	5516990	02/08/06
Wynn(stylized)	Wynn Resorts Holdings, LLC	China	45	5516989	02/08/06

Domain Name	Name of Registrant	Next Renewal Date (dd/mm/yy)
永利.网络 (wynn.net)	Wynn Resorts Holdings, LLC	14/09/10
永利澳门.公司 (wynnMacau.com)	Wynn Resorts Holdings, LLC	14/09/10
永利澳门.网络 (wynnMacau.net)	Wynn Resorts Holdings, LLC	14/09/10
永利澳门 (WYNNMACAU).net	Wynn Resorts Holdings, LLC	21/09/10
永利赌场(WYNNCASINO).net	Wynn Resorts Holdings, LLC	21/09/10
永利赌场.公司(WYNNCASINO.COM)	Wynn Resorts Holdings, LLC	21/09/10
永利赌场.网络(WYNNCASINO.NET)	Wynn Resorts Holdings, LLC	21/09/10
永利酒店.公司(WYNNHOTEL.COM)	Wynn Resorts Holdings, LLC	21/09/10
永利酒店.网络(WYNNHOTEL.NET)	Wynn Resorts Holdings, LLC	21/09/10
永利金光(WYNNCOTAI).net	Wynn Resorts Holdings, LLC	21/09/10
永利金光(WYNNCOTAI). COM	Wynn Resorts Holdings, LLC	21/09/10
永利金光.公司(WYNNCOTAI.COM)	Wynn Resorts Holdings, LLC	21/09/10
encoremacau.cn	Wynn Resorts Holdings, LLC	21/11/09
encoremacau.com.cn	Wynn Resorts Holdings, LLC	21/11/09
encorewynn.cn	Wynn Resorts Holdings, LLC	21/11/09

Domain Name	Name of Registrant	Next Renewal Date (dd/mm/yy)
encorewynn.com.cn	Wynn Resorts Holdings, LLC	21/11/09
encorewynnmacau.cn	Wynn Resorts Holdings, LLC	21/11/09
encorewynnmacau.com.cn	Wynn Resorts Holdings, LLC	21/11/09
wynnpoker.com.cn	Wynn Resorts Holdings, LLC	22/12/09
永利澳門酒店.公司	Wynn Resorts Holdings, LLC	23/01/10
永利澳門酒店.公司 wynnmacauhotel.company	Wynn Resorts Holdings, LLC	23/02/10
wynnmacau.cn	Wynn Resorts Holdings, LLC	01/04/10
wynnresortsmacau.cn	Wynn Resorts Holdings, LLC	01/04/10
wynn.cn	Wynn Resorts Holdings, LLC	05/06/10
wynn.com.cn	Wynn Resorts Holdings, LLC	05/06/10
wynnresortsmacau.com.cn	Wynn Resorts Holdings, LLC	16/06/10
wynncasino.cn	Wynn Resorts Holdings, LLC	17/06/10
wynncasino.com.cn	Wynn Resorts Holdings, LLC	17/06/10
wynncasinomacau.cn	Wynn Resorts Holdings, LLC	17/06/10
wynncasinomacau.com.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnclub.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnclub.com.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnclubmacau.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnclubmacau.com.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnhotel.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnhotel.com.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnhotelmacau.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnhotelmacau.com.cn	Wynn Resorts Holdings, LLC	17/06/10
wynnmacau.com.cn	Wynn Resorts Holdings, LLC	21/06/10
wynnencore.cn	Wynn Resorts Holdings, LLC	05/10/10
wynnencore.com.cn	Wynn Resorts Holdings, LLC	05/10/10
wynnwatches.cn	Wynn Resorts Holdings, LLC	26/09/12
wynnwatches.com.cn	Wynn Resorts Holdings, LLC	26/09/12
wynnmacau.net.cn	Wynn Resorts Holdings, LLC	18/10/12
wynnencore.com.hk	Wynn Resorts Holdings, LLC	24/12/09
encoremacau.hk	Wynn Resorts Holdings, LLC	21/11/09
encorewynn.hk	Wynn Resorts Holdings, LLC	21/11/09
encorewynnmacau.hk	Wynn Resorts Holdings, LLC	21/11/09
wynn (in chinese).hk 永利.hk	Wynn Resorts Holdings, LLC	02/12/09
wynnmacau.hk	Wynn Resorts Holdings, LLC	24/12/09
wynnresortsmacau.hk	Wynn Resorts Holdings, LLC	24/12/09
wynnmacau.com.hk	Wynn Resorts Holdings, LLC	29/12/09
wynnresortsmacau.com.hk	Wynn Resorts Holdings, LLC	29/12/09
wynn.company.hk 永利.公司.hk	Wynn Resorts Holdings, LLC	07/03/10

Domain Name	Name of Registrant	Next Renewal Date (dd/mm/yy)
wynncotai.hk 永利金光.hk	Wynn Resorts Holdings, LLC	07/03/10
wynnclubmacau.hk	Wynn Resorts Holdings, LLC	18/06/10
wynnhotel.hk	Wynn Resorts Holdings, LLC	18/06/10
wynnhotelmacau.hk	Wynn Resorts Holdings, LLC	18/06/10
wynncasino.com.hk	Wynn Resorts Holdings, LLC	20/06/10
wynncasinomacau.com.hk	Wynn Resorts Holdings, LLC	20/06/10
wynnclub.com.hk	Wynn Resorts Holdings, LLC	20/06/10
wynnclubmacau.com.hk	Wynn Resorts Holdings, LLC	20/06/10
wynnhotel.com.hk	Wynn Resorts Holdings, LLC	20/06/10
wynnhotelmacau.com.hk	Wynn Resorts Holdings, LLC	20/06/10
wynnencore.hk	Wynn Resorts Holdings, LLC	08/10/10
wynn.hk	Wynn Resorts Holdings, LLC	12/06/14
wynnhk.hk	Wynn Resorts Holdings, LLC	12/06/14
wynn.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynncasino.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynncasinomacau.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynnclub.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynnclubmacau.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynnhotel.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynnhotelmacau.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynnmacau.com.mo	Wynn Resorts Holdings, LLC	01/09/10
wynnresortsmacau.com.mo	Wynn Resorts Holdings, LLC	01/09/10
encore.com.mo	Wynn Resorts Holdings, LLC	15/12/09
encorewynn.com.mo	Wynn Resorts Holdings, LLC	15/12/09
encorewynnmacau.com.mo	Wynn Resorts Holdings, LLC	15/12/09
wynnencore.com.mo	Wynn Resorts Holdings, LLC	15/12/09

Schedule B

Sch. B

SURNAME RIGHTS AGREEMENT

This Surname Rights Agreement (“Agreement”) is made and entered into this 6th day of August, 2004 (“Effective Date”), by and between STEPHEN A. WYNN, an individual (hereinafter “Wynn”) and WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company, with offices at 3145 Las Vegas Boulevard South, Las Vegas, Nevada (“Holdings”). Initially capitalized terms each have the respective meaning defined herein.

R E C I T A L S

A.
Wynn, as the former CEO of Golden Nugget Las Vegas and Mirage Resorts, developed an international reputation for building and operating beautiful and sophisticated resort hotel gaming properties known for their world-class aesthetics, amenities, and services.

B.
Holdings is a wholly-owned subsidiary of Wynn Resorts, Limited (the “Company”). Holdings was formed for the purpose of holding and administering various rights that have been and will be developed and used by the Company, its subsidiaries, its affiliates, and any joint ventures in which any of them may be participants (the Company and such entities, the “Affiliates”). Wynn is CEO of the Company.

C.
Wynn has previously granted to Holdings, pursuant to written and oral agreements, rights to use Wynn’s surname in association with the activities of the Affiliates engaged in the resort hotel casino industry.

D.
Holdings owns rights in and pending trademark and service mark applications for marks incorporating the name and mark WYNN (the “WYNN Mark”) in association with hotel/casino and stand-alone hotel or casino (including internet and similar or successor media gaming) businesses, including businesses or amenities conducted (and merchandise offered) in connection therewith, such as facilities, meeting spaces, retail shopping, spas, golf courses, tennis facilities, and art galleries and products and services related thereto (“Resorts”). Wynn executed a consent to register the name of a living person, dated January 8, 2002, in connection with Holdings’ filings for the WYNN Mark, and Wynn has prior to or simultaneously with the execution hereof executed an assignment of the right, title, and interest that Wynn possesses in the WYNN Mark in association with Resorts.

E.
Wynn and Holdings desire to supersede and replace herein their prior agreements with respect to, and to expressly set forth the terms and conditions of use of, the WYNN Mark to ensure that Holdings may successfully use such rights in association with (including to advertise and promote) the Company’s world-class destination Resorts.

Based upon the terms and conditions set forth herein, the parties agree as follows:

1.Acknowledgement of Rights.
1.1    Company Name Rights. Wynn acknowledges that Holdings is the owner of the WYNN Mark in association with Resorts, and that Holdings has the exclusive right to use and/or license the use of the WYNN Mark as or as part of a company name, trademarks and service marks, and as a stock symbol for purposes of publicly traded stock of the Company.
1.2    Trademark and Service Mark Use and Registration Rights. Wynn hereby consents to Holdings’ filing for and obtaining state, federal, and foreign registrations in the WYNN Mark for use in association with the design, development, construction, and operation of Resorts throughout the world.
1.3    Additional Registration Rights. Wynn hereby acknowledges that Holdings has the right to use and register the WYNN Mark in conjunction with signs, logos, trade dress, prefix or suffix words, slogans, and phrases in association with the design, development, construction, and operation of Resorts throughout the world, together with the right to maintain and enforce such rights and registrations.

Sch. B - 1

1.4    Scope of Rights. Holdings agrees that it shall grant licenses to the WYNN Mark solely to the Affiliates or for advertising, promoting, or marketing the Resorts (“Licensees”), provided that such licenses shall terminate automatically upon Holdings’ termination of this Agreement or, with respect to an Affiliate, if the Licensee ceases to be an Affiliate.
1.5    Retained Rights of Wynn. The parties acknowledge that Wynn retains rights in the WYNN Mark other than in association with Resorts. Wynn shall not use or register, nor grant other persons or entities rights to use or register, the WYNN Mark, or any variation or derivative thereof, in a manner that is confusingly similar to Holdings’ use and registration hereunder, or in a manner that is likely to negatively reflect upon such use or registration by Holdings.
1.6    Expansion of WYNN Marks by Holdings Into Other Business Areas. In the event that Holdings wishes to use the WYNN Marks other than in connection with a Resort business, Holdings may propose the terms of such use to Wynn who will engage in good faith negotiations with Holdings to enter a separate agreement covering such proposed use.
1.7    Holdings’ Right to Terminate. Holdings may at any time terminate this Agreement by providing Wynn written notice of its decision to cease and to not recommence use and licensing of the WYNN Mark. This Agreement shall also automatically terminate if Holdings ceases (without intent to resume) all use and licensing of the WYNN Mark, upon which occurrence Holdings shall assign all of its right, title, and interest in the WYNN Mark to Wynn.
2.    Term. The term of the rights granted or acknowledged herein shall be perpetual and shall survive Wynn.
3.    Consideration. Wynn acknowledges and agrees that the rights granted or acknowledged herein are paid in full, and that adequate consideration has been received by Wynn for the rights granted or acknowledged herein.
4.    Gaming Licenses. If (a) Holdings or any Licensee is denied or otherwise unable to obtain any necessary approval from any government regulating gaming authority (“Gaming Authorities”), or (b) any Gaming Authority prevails in any suit or proceeding against Holdings or any Licensee, and if the result of the foregoing clause (a) or (b) has or would have an adverse effect on Holdings or its Licensee (all of the foregoing such events, a “Denial”), Holdings or such Licensee shall cease use of the WYNN Mark in association with the Resort or other business activity that is subject to the Denial in the jurisdiction to which such Denial applies, promptly upon written notice by Wynn to Holdings; provided, however, that Holdings and the Licensee shall have no such obligation to cease such use if Wynn is primarily responsible for such Denial. Holdings and its Licensees shall promptly, and in all events within any time limit established by law, regulation, or such Gaming Authority, furnish each Gaming Authority any information rightfully requested by such Gaming Authority and shall otherwise reasonably cooperate with all Gaming Authorities. Holdings represents to Wynn that neither Holdings nor, to Holdings’ knowledge, any intended Licensee, is unwilling to file any necessary applications to obtain whatever approvals may be required of such persons or entities in connection with this Agreement. To Holdings’ knowledge, neither Holdings nor any intended Licensee has ever engaged in any conduct or practices that any of the foregoing persons or entities should reasonably believe would cause such person or entity to receive a Denial.
5.    Quality Control. In order to ensure that the public continues to associate the WYNN Mark with high quality services in the Resort industry, Holdings agrees to maintain and enforce quality control standards, as follows:
5.1    Creation of Standards. For so long as Wynn is CEO of the Company, he will have principal responsibility for overseeing the quality control standards for all Resorts which bear in its name or otherwise use as a principal brand the WYNN Mark (the “Quality Control Standards”).
5.2    Enforcement of Quality Standards. At such time that Wynn is not the CEO of the Company, Wynn shall have a right to reasonably object to Holdings regarding the Quality Control Standards if at any time such Quality Control Standards, to the extent applicable, are not at least equivalent to those Quality

Sch. B - 2

Control Standards maintained immediately prior to Wynn’s departure as CEO of the Company, subject to reasonable wear and tear to the Resorts following Wynn’s departure as CEO of the Company.
6.    Arbitration.
6.1    Arbitration of Disputes. All unresolved disputes, controversies, or claims arising out of or relating to this Agreement, or the breach, termination, or validity thereof (“Disputes”) shall be submitted to arbitration before a panel, composed of no less than three neutral and impartial individuals having no affiliation or association with Holdings, the Company, any Licensee, or any member of the Wynn family. One arbitrator shall be selected by Wynn and one arbitrator shall be selected by Holdings within thirty (30) days of receipt by respondent of the demand for arbitration and the two selected arbitrators shall select a third arbitrator within twenty (20) days of the appointment of the second arbitrator. The arbitration shall be held in Las Vegas, Nevada.
6.2    Arbitration Procedure. The three arbitrators shall review the Dispute, receive evidence, and issue a written decision and award indicating specifically what measures, if any, must be taken to comply with the arbitration panel’s decision. In rendering an award, the arbitrators shall follow the law of the State of Nevada and the provisions of this Agreement. The arbitrators may award injunctive relief, specific performance, and actual, direct damages with respect to the subject matter underlying the Dispute. The arbitrators may not award punitive, exemplary, consequential, or treble damages. The parties agree that the arbitration panel shall have authority to hire an individual, or expert, to monitor compliance with the arbitration panel’s directives to ensure that any required changes are implemented in accordance with the timetable set forth in the arbitration panel’s decision. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The arbitration panel shall have the authority to award reasonable attorneys’ fees and costs to the prevailing party.
6.3    Governing Rules. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”). The parties shall not be obligated to choose an arbitrator from an AAA panel unless the two arbitrators selected pursuant to Section 6.1 have not selected the third arbitrator within twenty (20) days of the appointment of the second arbitrator, in which case such third arbitrator shall be appointed in accordance with the listing, ranking, and striking provisions of the Rules.
6.4    Enforcement. The arbitration panel’s decision shall be conclusive and binding in all instances and shall not be subject to appeal or judicial review, and may be entered and enforced by any court of competent jurisdiction.
7.    Notices: Any notice to be given pursuant to this Agreement by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested, or facsimile. Notice by mail shall be sent concurrently with any facsimile notice. Notices shall be addressed to the parties at the address specified below, but each party may change its address by written notice in accordance with this paragraph. Notices delivered personally shall be deemed communicated as of actual receipt; facsimile notices (with a concurrent mailing) shall be deemed communicated three (3) days after mailing.
To Wynn:

Stephen A. Wynn
1 Shadow Creek Drive
North Las Vegas, Nevada 89031

To Holdings:

Wynn Resorts Holdings, LLC
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109

(Copy to):

Sch. B - 3

Wynn Resorts, Limited
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Legal Department

8.    Miscellaneous.
8.1    Choice of Law. This Agreement shall be deemed to be made and shall be construed in accordance with the laws of the State of Nevada, without reference to its conflict of laws provisions.
8.2    Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.
8.3    Severability. If any portion of this Agreement is in conflict with any applicable federal or state law now in force or hereafter enacted, such provision shall become inoperative, but all other provisions of this Agreement shall remain in full force and effect.
8.4    Assignment. Holdings may assign or otherwise transfer this Agreement only to an Affiliate or to the successor of all or a substantial portion of the business of Holdings relating to this Agreement, and Wynn may assign or otherwise transfer this Agreement only to his heir(s) or other person or entity that succeeds to any rights that Wynn retains with respect to the WYNN Mark (which rights are expressly set forth herein), which successor(s) in either such case shall thereafter be deemed substituted for Holdings or Wynn, respectively, hereunder effective upon such assignment.
8.5    Construction. For purposes of construction of this Agreement, the language herein shall be deemed to be the language of all parties, and no party shall be deemed to be the drafting party.
8.6    Written Amendments. This Agreement may be amended only by written agreement, executed by both parties.
8.7    Entire Agreement. This Agreement constitutes the entire understanding between the parties, and supersedes and replaces any and all prior written and oral agreements. There are no other terms and conditions except those set forth herein. Wynn shall execute any documents reasonably requested by Holdings to secure, perfect, or confirm the rights of Holdings in the WYNN Mark.
In Witness Whereof, the parties have caused this Agreement to be duly executed as of the Effective Date.

WYNN:	HOLDINGS:

[SIGNED]	WYNN RESORT HOLDINGS, LLC
Stephen A. Wynn	By VALVINO LAMORE, LLC
Its Sole Member
By WYNN RESORTS, LIMITED
Its Sole Member

By____________[SIGNED]_________

Its CHIEF OPERATING OFFICER

Sch. B - 4

RIGHTS OF PUBLICITY LICENSE
This Rights of Publicity License (“Agreement”) is made and entered into this ___ day of August, 2004 (“Effective Date”), by and between STEPHEN A. WYNN, an individual (“Licensor”) and WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company, with offices at 3145 Las Vegas Boulevard South, Las Vegas, Nevada (“Licensee”). Initially capitalized terms each have the respective meaning defined herein.
R E C I T A L S

A
Licensor, as the former CEO of Golden Nugget Las Vegas and Mirage Resorts developed an international reputation for building and operating beautiful and sophisticated resort hotel gaming properties known for their world-class aesthetics, amenities and services. Licensor has regularly appeared in commercials advertising such properties and in print and publicity photographs. To promote the Bellagio Art Collection and the Wynn Art Collection, Licensor recorded the narration for gallery exhibits and tours. As a result of his activities, Licensor has become well known as a popular hotelier and gaming entrepreneur.

B
Licensee is a wholly-owned subsidiary of Wynn Resorts, Limited (the “Company”). Licensee was formed for the purpose of holding and administering various rights that have been and will be developed and used by the Company, its subsidiaries, its affiliates, and any joint ventures in which any of them may be participants (the Company and such entities, the “Affiliates”). Licensor is CEO of the Company.

C
Licensor has previously granted to Licensee, pursuant to written and oral agreements, rights to use Licensor’s full name, photograph, image, and signature in association with the activities of the Affiliates engaged in the resort hotel casino industry.

D	Licensee wishes to use Licensor’s Rights of Publicity in advertising, marketing, and promoting the Resorts and associated amenities operated by one or more of the Affiliates.

E
Licensor and Licensee desire to supersede and replace herein their prior agreements with respect to, and to expressly set forth the terms and conditions of use of, Licensor’s Rights of Publicity to ensure that Licensee may successfully use such rights in association with, and to advertise and promote, the world-class destination Resorts.

Based upon the terms and conditions set forth herein, the parties agree as follows:

1.	Grant of Rights.
1.1    Use in Association with Resorts. Licensor hereby grants to Licensee the exclusive, royalty-free, worldwide right to use Licensor’s full name, photograph, likeness, image, voice, signature, distinctive mannerisms, unique characteristics, persona rights, and other personal elements that make up his public image (“Rights of Publicity”) in connection with hotel/casino and stand-alone hotel or casino (including internet and similar or successor media gaming) businesses, including businesses or amenities conducted (and merchandise offered) in connection therewith, such as facilities, meeting spaces, retail shopping, spas, golf courses, tennis facilities, and art galleries and products and services related thereto (“Resorts”), whether as contemplated as of the Effective Date or hereafter constructed, acquired, or operated by one or more of the Affiliates, in any medium now known or hereinafter devised or created. For purposes of clarification and without limitation to any other rights granted hereunder, the foregoing license includes the right to use the Rights of Publicity in connection with advertising, promotion, marketing, and public relations of such Resort businesses.
1.2    Use in Media. Licensor grants to Licensee the royalty-free right to use photographs, film, recordings, or video footage of Licensor in connection with Resorts businesses of the Affiliates throughout the world and in all media and mediums now known or hereinafter devised or created. At Licensee’s reasonable request and cost for out-of-pocket expenses, Licensor shall make himself available and otherwise reasonably cooperate with Licensee for purposes of producing appropriate photographs, film, recordings, and video footage of Licensor for use by Licensee in accordance with this Agreement.

Sch. B - 6

1.3    Sublicense Right. Licensor grants Licensee the right to sublicense the rights granted to Licensee in this Article 1, to Affiliates or for advertising, promoting, or marketing the Resorts (“Sublicensees”), provided that such sublicenses shall terminate automatically at the end of the Term or, with respect to an Affiliate, if the Sublicensee ceases to be an Affiliate.
2.    Term. The term of this Agreement shall commence on the Effective Date and expire October 24, 2017, unless earlier terminated pursuant to this Agreement (the “Term”). Following the Term, Licensee may continue to use the Rights of Publicity hereunder if the parties agree in writing to a royalty to be paid by Licensee to Licensor for such continued use.
2.1    Licensee’s Right to Terminate. Licensee may at any time terminate this Agreement by providing Licensor written notice of its decision to cease and not to recommence use and sublicensing of all such rights. This Agreement shall also automatically terminate if Licensee ceases all (without intent to resume) use and licensing of the WYNN Mark (as defined in the Surname Rights Agreement between Licensor and Licensee executed concurrently with this Agreement (the “Surname Agreement”)).
2.2    Conveyance of Materials. Upon termination of this Agreement, Licensee shall deliver to Licensor all copies of prototypes, photographs, film footage, videos, and recordings that Licensor has previously provided to Licensee that incorporate or use the Licensor’s Rights of Publicity.
3.    Approval of Advertising, Marketing, and Promotional Materials. During the Term, Licensor will oversee and approve the use of all advertising, marketing, and promotional materials which incorporate the Rights of Publicity. In the event Licensor is not employed by the Company at any time during the Term, Licensee may continue to use the Rights of Publicity in the same manner such rights were used during the Term, but any new proposed usages of the Rights of Publicity shall be subject to approval pursuant to Section 4.
4.    Procedures Upon Disapproval or Objection to Use. After Licensor is no longer employed by the Company, new proposed usages of the Rights of Publicity by Licensee shall be subject to the prior written consent of Licensor, such consent not to be unreasonably withheld or delayed. For avoidance of doubt, it shall be unreasonable for Licensor to withhold such consent if the new proposed usage is consistent in nature and form with previous usages hereunder and does not otherwise tarnish or bring into disrepute Licensor or his image or reputation. All objections shall specifically state the basis of the objection and shall be delivered to the CEO of the Company, and the Chairman of the Audit Committee of the Board of Directors of the Company, with a copy to the Company’s General Counsel. The Company shall have 30 days following receipt of the objections or requests to respond. Thereafter, Licensor and Licensee shall meet, either personally or through representatives, in an effort to resolve the issues. If the issues cannot be resolved, they shall be submitted to binding arbitration pursuant to Section 5.
5.    Arbitration.
5.1    Arbitration of Disputes. All unresolved disputes, controversies, or claims arising out of or relating to this Agreement, or the breach, termination, or validity thereof (“Disputes”) shall be submitted to arbitration before a panel, composed of no less than three neutral and impartial individuals having no affiliation or association with Licensee, the Company, or any member of the Wynn family. One arbitrator shall be selected by Licensor and one arbitrator shall be selected by Licensee within thirty (30) days of receipt by respondent of the demand for arbitration and the two selected arbitrators shall select a third arbitrator within twenty (20) days of the appointment of the second arbitrator. The arbitration shall be held in Las Vegas, Nevada.
5.2    Arbitration Procedure. The three arbitrators shall review the Dispute, receive evidence, and issue a written decision and award indicating specifically what measures, if any, must be taken to comply with the arbitration panel’s decision. In rendering an award, the arbitrators shall follow the law of the State of Nevada and the provisions of this Agreement. The arbitrators may award injunctive relief, specific performance, and actual, direct damages with respect to the subject matter underlying the Dispute. The arbitrators may not award punitive, exemplary, consequential, or treble damages. The parties agree that the arbitration panel shall have authority to hire an individual, or expert, to monitor compliance with the arbitration panel’s directives to ensure that any required changes are implemented in accordance with the timetable set forth in the arbitration panel’s decision. The award shall be in writing and shall briefly state the findings of fact and

Sch. B - 7

conclusions of law on which it is based. The arbitration panel shall have the authority to award reasonable attorneys’ fees and costs to the prevailing party.
5.3    Governing Rules. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). The parties shall not be obligated to choose an arbitrator from an AAA panel unless the two arbitrators selected pursuant to Section 5.1 have not selected the third arbitrator within twenty (20) days of the appointment of the second arbitrator, in which case such third arbitrator shall be appointed in accordance with the listing, ranking, and striking provisions of the Rules.
5.4    Enforcement. The arbitration panel’s decision shall be conclusive and binding in all instances and shall not be subject to appeal or judicial review, and may be entered and enforced by any court of competent jurisdiction.
6.    Related Rights.
6.1    Expansion of the Rights of Publicity Into Other Business Areas. In the event that Licensee wishes to use the Rights of Publicity other than in connection with a Resort business, Licensee may propose the terms of such license to Licensor who will engage in good faith negotiations with Licensee to enter a separate licensing agreement covering such proposed use.
6.2    Use of Rights Exception. The Rights of Publicity are Licensor’s personal rights, and Licensor may use those rights other than in connection with Resorts.
7.    Gaming Licenses. If (a) Licensee or any Sublicensee is denied or otherwise unable to obtain any necessary approval from any government regulating gaming authority (“Gaming Authorities”), or (b) any Gaming Authority prevails in any suit or proceeding against Licensee or any Sublicensee, and if the result of the foregoing clause (a) or (b) has or would have an adverse effect on Licensee or its Sublicensee (all of the foregoing such events, a “Denial”), Licensor may terminate this Agreement with respect to Licensee or such Sublicensee in connection with the Resort or other business activity that is subject to the Denial in the jurisdiction to which such Denial applies, by written notice to Licensee; provided, however, that Licensor shall have no such termination right if Licensor is primarily responsible for such Denial. Licensee and its Sublicensees shall promptly, and in all events within any time limit established by law, regulation, or such Gaming Authority, furnish each Gaming Authority any information rightfully requested by such Gaming Authority and shall otherwise reasonably cooperate with all Gaming Authorities. Licensee represents to Licensor that neither Licensee nor, to Licensee’s knowledge, any intended Sublicensee, is unwilling to file any necessary applications to obtain whatever approvals may be required of such persons or entities in connection with this Agreement. To Licensee’s knowledge, neither Licensee nor any intended Sublicensee has ever engaged in any conduct or practices that any of the foregoing persons or entities should reasonably believe would cause such person or entity to receive a Denial.
8.    Notices: Any notice to be given pursuant to this Agreement by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepaid, with return receipt requested, or facsimile. Notice by mail shall be sent concurrently with any facsimile notice. Notices shall be addressed to the parties at the address specified below, but each party may change its address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of actual receipt; facsimile notices (with a concurrent mailing) shall be deemed communicated three (3) days after mailing.
To Licensor:

Stephen A. Wynn
1 Shadow Creek Drive
North Las Vegas, Nevada 89031

To Licensee:

Wynn Resorts Holdings, LLC

Sch. B - 8

3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109

(Copy to):
Wynn Resorts, Limited
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attention: Legal Department

9.    Miscellaneous.
9.1    Choice of Law. This Agreement shall be deemed to be made and shall be construed in accordance with the laws of the State of Nevada, without reference to its conflict of laws provisions.
9.2    Headings. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.
9.3    Severability. If any portion of this Agreement is in conflict with any applicable federal or state law now in force or hereafter enacted, such provision shall become inoperative, but all other provisions of this Agreement shall remain in full force and effect.
9.4    Assignment. Licensee may assign or otherwise transfer this Agreement only to an Affiliate or to the successor of all or a substantial portion of the business of Licensee relating to this Agreement, and Licensor may assign or otherwise transfer this Agreement only to his heir(s) or other person or entity that succeeds to the Right of Publicity, which successor(s) in either such case shall thereafter be deemed substituted for Licensee or Licensor, respectively, hereunder effective upon such assignment.
9.5    Construction. For purposes of construction of this Agreement, the language herein shall be deemed to be the language of all parties, and no party shall be deemed to be the drafting party.
9.6    Written Amendments. This Agreement may be amended only by written agreement, executed by both parties.
9.7    Entire Agreement. This Agreement and the Surname Agreement constitute the entire understanding between the parties, and supersede and replace any and all prior written and oral agreements. There are no other terms and conditions except those set forth herein. In the event of a conflict between the provisions of this Agreement or the rights granted herein and the Surname Agreement or the rights granted therein, the provisions of the Surname Agreement and the rights granted therein shall control. The parties acknowledge that the Rights of Publicity under this Agreement do not include the WYNN Mark (as defined in the Surname Agreement), which WYNN Mark shall be governed by the Surname Agreement.

Sch. B - 9

In Witness Whereof, the parties have caused this Agreement to be duly executed as of the Effective Date.

LICENSOR:	LICENSEE:

[SIGNED]	WYNN RESORT HOLDINGS, LLC
Stephen A. Wynn	By VALVINO LAMORE, LLC
Its Sole Member
By WYNN RESORTS, LIMITED
Its Sole Member

By____________[SIGNED]_________

Its CHIEF OPERATING OFFICER

Sch. B - 10

TRADEMARK ASSIGNMENT
This Trademark Assignment (“Assignment”) is made and entered into this ___ day of August, 2004 (“Effective Date”), by and between STEPHEN A. WYNN, an individual (hereinafter “Wynn”) and WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company, with offices at 3145 Las Vegas Boulevard South, Las Vegas, Nevada (“Holdings”).
R E C I T A L S

A.
Wynn and Holdings are entering into a Surname Rights Agreement, dated the date hereof (the “Surname Rights Agreement”), which Surname Rights Agreement addresses the use and registration of the WYNN Mark in connection with Resorts (each, as defined in the Surname Rights Agreement).

B.
Pursuant to the Surname Rights Agreement, Wynn has agreed to assign, and Holdings has agreed to acquire, all right, title, and interest that Wynn possesses worldwide in the WYNN Mark in connection with Resorts.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wynn hereby transfers, assigns, conveys, delivers, and sets over to Holdings all of Wynn’s right, title, and interest worldwide in and to the WYNN Mark in association with Resorts, all goodwill associated therewith, and all causes of action (either in law or equity), and the right to sue, counterclaim, and recover for past, present, and future infringement, dilution, or misappropriation of the Wynn Mark in connection with Resorts, and all rights corresponding thereto throughout the world. Wynn further agrees to cause to be performed such lawful acts and to execute such further assignments and other documents as Holdings may request to effectuate fully this Assignment and to enable this Assignment to be recorded in any and all jurisdictions throughout the world.
In Witness Whereof, the parties have caused this Assignment to be duly executed as of the Effective Date.

WYNN:	HOLDINGS:

WYNN RESORT HOLDINGS, LLC
Stephen A. Wynn	By VALVINO LAMORE, LLC
Its Sole Member
By WYNN RESORTS, LIMITED
Its Sole Member

By

Its

Sch. B - 11

TERMINATION AGREEMENT
This Termination Agreement (“Termination Agreement”) is made and entered into this ___ day of August, 2004 (“Effective Date”), by and between STEPHEN A. WYNN, an individual (hereinafter “Wynn”) and VALVINO LAMORE, LLC, a Nevada limited liability company, with offices at 3145 Las Vegas Boulevard South, Las Vegas, Nevada (“Valvino”).
R E C I T A L S

A.
Wynn and Wynn Resorts Holdings, LLC (“Holdings”) are entering into a Surname Rights Agreement, dated the date hereof (the “Surname Rights Agreement”), which Surname Rights Agreement addresses the use and registration of the WYNN Mark in connection with Resorts (each, as defined in the Surname Rights Agreement). Pursuant to the Surname Rights Agreement, Wynn has agreed to assign, and Holdings has agreed to acquire, all right, title, and interest that Wynn possesses worldwide in the WYNN Mark in connection with Resorts. Valvino is an affiliate of Holdings.

B.
Pursuant to a Trademark Consent Agreement between Wynn and Valvino, dated January 8, 2002 (the “Trademark Consent Agreement”), Valvino and its subsidiaries were granted rights to use and register certain WYNN Marks.

C.
In connection with the execution of the Surname Rights Agreement, Wynn and Valvino desire to terminate the Trademark Consent Agreement, as Valvino will obtain rights to use WYNN Marks directly from Holdings.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Wynn and Valvino hereby terminate the Trademark Consent Agreement.
In Witness Whereof, the parties have caused this Termination Agreement to be duly executed as of the Effective Date.

WYNN:	VALVINO:

VALVINO LAMORE, LLC
Stephen A. Wynn	By WYNN RESORTS, LIMITED
Its Sole Member

By

Its

Sch. B - 12

Schedule C

TRADE SECRETS, DATA AND KNOW-HOW

1.    Customer Lists
2.    Marketing Concepts, Design and Coordination
3.    Payout Ratio Computation Formulas
4.    Employee Training Manuals
5.    Security Know How
6.    Casino Operations Know How
7.    Cash Handling Systems
8.    Regulatory Compliance Procedures

Sch. C

Schedule D
LICENSING FEE

Licensing Fee:
Licensee shall pay a Licensing Fee to Licensor equal to the greater of (i) three percent (3%) of Licensee’s IP gross monthly revenues and (ii) US$l.5 million per month. For the avoidance of doubt, the Licensing Fee shall never be less than US$1.5 million per month unless the Licensor, in its sole discretion, permits the payment of a lesser amount.

For the avoidance of doubt, a reference to “IP gross monthly revenues” refers to the Licensee’s IP gross revenues accrued at the end of each calendar month. “IP gross revenues” refers to Licensee’s total operating revenues as adjusted by adding back (1) commissions and discounts which were netted against the operating revenues, and (2) promotional allowances. The calculation of Licensee’s operating revenues, promotional allowances, and commissions and discounts in connection with the IP gross revenues in connection with this Agreement shall always be consistent with the Licensee’s accounting policies and the International Financial Reporting Standards as in effect at December 31, 2008.

Timing of Payments:
The Licensing Fee shall be payable by Licensee not later than the last business day of the month following the month in which it was earned. The Licensor shall inform Licensee of the account or accounts to be used by Licensee for payment.

Sch. D
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